EATON VANCE MUNICIPAL INCOME TRUST
Supplement to Prospectus dated July 2, 2013 and Prospectus Supplement dated July 25, 2013

The following replaces any references, contained either in the Prospectus or the Prospectus Supplement, with respect to the Trust’s: (i) last reported sale price; (ii) net asset value (“NAV”) per Common Share; (iii) percentage premium to NAV per Common Share; (iv) number of Common Shares outstanding; and (v) net assets.

On October 29, 2013 the last reported sale price, NAV per Common Share and percentage premium to NAV per Common Share, were $11.39, $10.66 and 6.85%, respectively.  As of October 29, 2013, we had 23,248,610 Common Shares outstanding and net assets of approximately $247,780,398.

The following replaces the last sentence in the first paragraph under “Use of Proceeds” in the Prospectus Supplement:

Assuming the sale of all of the Common Shares offered under this Prospectus Supplement and the accompanying Prospectus, at the last reported sale price of $11.39 per share for our Common Shares on the NYSE as of October 29, 2013, we estimate that the net proceeds of this offering will be approximately $12,864,835 after deducting the estimated sales load and the estimated offering expenses payable by the Trust.

October 30, 2013